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                                                                    EXHIBIT 4.13

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        NUMBER                                                  [LOGO]                                          SHARES
SEMC-                                                       SEMCO ENERGY
                                                            ------------

    ORGANIZED UNDER THE LAWS OF                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
       THE STATE OF MICHIGAN                                                                          AND RESTRICTIVE LEGENDS

                                                                                                        CUSIP    78412D 10 9


THIS CERTIFIES THAT


                                                                                                     Countersigned and Registered:
                                                                                                     SEMCO ENERGY, INC.
                                                                                                     (Michigan)
                                                                                                     Transfer Agent
                                                                                                     and Registrar

                                                                                             By:
                                                                                                 ___________________________________
IS THE OWNER OF                                                                                   Authorized Signature

                                        FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE
                                           PAR VALUE OF ONE DOLLAR ($1.00) PER SHARE OF
==============================================================SEMCO Energy, Inc.====================================================

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

      CANCELED                                                                        CANCELED
Sherry L. Abbott                           SEMCO ENERGY, INC.                       William L. Johnson
                                             CORPORATE SEAL                                           Authorized
     SECRETARY                                  MICHIGAN                              PRESIDENT       Officer

                                                   (C)NORTHERN BANK NOTE COMPANY
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                              SEMCO ENERGY, INC.

        As SEMCO Energy, Inc. is authorized to issue shares of more than one class, the corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class authorized to be issued, and as the corporation is authorized to issue preferred shares in series, such statement will include the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and such statement will include the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series; and the holder hereof, by accepting this certificate, expressly assents to and is bound by all said provisions.

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between SEMCO Energy, Inc. (the "Company") and the Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

________________________________________________________________________________
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM- as tenants in common                   UNIF GIFT MIN ACT- _________________ Custodian ____________________
                TEN ENT- as tenants by the entireties                                 (Cust)                         (Minor)
                 JT TEN- as joint tenants with                                        under Uniform Gifts to Minors
                         right of survivorship and
                         not as tenants in common                                     Act _________________________________________
                                                                                                     (State)

                              Additional abbreviations may also be used though not in the above list.

        For Value received, __________________________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________
|                                            |
|____________________________________________|_____________________________________________________________________________________
___________________________________________________________________________________________________________________________________
                                      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________
_______________________________________________________________________________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________________________ X ______________________________________________________________________________________
                                           X ______________________________________________________________________________________
                                             NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                             ENLARGEMENT, OR ANY CHANGE WHATEVER.





SIGNATURE GUARANTEED: ____________________________________________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                      APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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